Supplement Dated October 31, 2002*

                      to the Prospectus Dated June 28, 2002

                     of IDS Life Series Fund, Inc. S-6191-99 T (6/02)


The following revision applies to the "Management" section of the IDS Life Series - International Equity Portfolio. The following paragraphs replace the paragraph on Mark Burgess:

Mark Burgess and Richard Falle are primarily responsible for the day-to-day operations of IDS Life Series - International Equity Portfolio.

Mark Burgess, co-portfolio manager of the Fund since February 2002, joined American Express Asset Management International Inc. (AEAMI) in August 2001 as Deputy Chief Investment Officer. Since May 2002, he serves as Chief Investment Officer of AEAMI. He serves as portfolio manager of World Growth Portfolio. He also serves as co-portfolio manager of AXP European Equity Fund, AXP Global Balanced Fund, AXP Managed Allocation Fund and AXP International Fund. Prior to joining AEAMI, he was Global Chief Investment Officer for Colonial First State, Australia's largest fund manager, from 1998 to 2000, and Chief Investment Officer for Australia and Asia for the Colonial Group (Australia) from 1995 to 1998. Mr. Burgess holds a Bachelor Degree of Commerce - Honors degree from Melbourne University, specializing in economics and accounting.

Richard Falle, co-portfolio manager of the Fund since September 2002, joined the American Express Asset Management European team in 1997. He is also co-portfolio manager of AXP European Equity Fund and AXP International Fund. Richard has been in the industry for nine years. He began working as an investment analyst covering European financial stocks at Merrill Lynch Investment Management in 1993. Mr. Falle graduated in 1991 with a B.Sc. in economics from Bristol University.


S-6191-2 A (10/03)

* Valid until June 28, 2003.